UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  May 4, 2009

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On May 4, 2009, Sport Chalet, Inc. and certain of its subsidiaries (collectively, the "Company") entered into a Fourth Amendment to Amended and Restated Loan and Security Agreement (the "Fourth Amendment") dated as of May 4, 2009 with Bank of America, N.A. (the "Bank") as agent for the lenders under that certain Amended and Restated Loan and Security Agreement, as amended, dated as of June 20, 2008 (the “Loan Agreement”).

Under the terms of the Fourth Amendment, up to an additional $10.0 million will be available to the Company through a special advance facility.  The amount available under the special advance facility will be reduced by $2.5 million on the first day of each month commencing on July 1, 2010 and the special advance facility will terminate on October 1, 2010.  This effectively increases the revolver limit to $55 million from January 1st of each year until August 31st and also allows for seasonal advances up to $75.0 million from September 1st to December 31st., subject to the scheduled reductions.

The foregoing summary is qualified in its entirety by reference to the copy of the Fourth Amendment which is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

Item 2.02             Results of Operations and Financial Condition.

On May 5, 2009, the Company issued a press release providing an update concerning its anticipated financial results for its fourth quarter and fiscal year ended March 29, 2009.  A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Item 2.02 of this Report, including the exhibits incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 4, 2009, the Company entered into the Fourth Amendment described in Item 1.01 above, which description is incorporated in this Item 2.03 by this reference.

Item 7.01     Regulation FD Disclosure.

On May 5, 2009, the Company issued a press release announcing that it has entered into the Fourth Amendment described in Item 1.01 above.  A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Item 7.01 of this Report, including the exhibits incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.  The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of May 4, 2009.
99.2	Press release dated May 5, 2009, entitled: "Sport Chalet Amends and Expands Its Existing Credit Facility with Bank of America."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.

Date: May 6, 2009	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of May 4, 2009.
99.2	Press release dated May 5, 2009, entitled: "Sport Chalet Amends and Expands Its Existing Credit Facility with Bank of America."